UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)

(203) 404-0410
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 30, 2020, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). The Company's shareholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission ("SEC") on March 20, 2020, as supplemented by the additional definitive proxy materials filed with the SEC on April 16, 2020. As of the record date, there were 58,290,598 common shares outstanding and entitled to 58,290,598 votes and there were 2,495 Series A Preferred Shares outstanding and entitled to 2,495,000 votes. Of such shares representing a total of 60,785,598 votes as of the record date, shares representing a total of 50,321,114 votes, or 82.78% of the total votes outstanding, were present or represented by proxy at the Annual Meeting. At the Annual Meeting, each nominee for director was elected by a majority of votes cast (Proposal 1). In addition, Company proposals regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2) and a non-binding resolution regarding approval of the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy statement (Proposal 3), were approved.
        Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.
Proposal No. 1: Election of Directors for a term expiring at the 2023 Annual Meeting of Shareholders. Only votes "For" or "Against" affected the outcome with respect to Proposals 1(a) and 1(b), and abstentions had no effect. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Proposal No. 1(a): Dr. Declan Doogan	38,324,252	11,824,466	172,396
	76.42%	23.58%
Proposal No. 1(b): Dr. Vlad Coric	41,959,480	8,190,990	170,644
	83.67%	16.33%
        Broker Non-Votes: 0
Both nominees were elected.
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal year 2020. Votes "For" or "Against" affected the outcome with respect to Proposal 2, and abstentions were counted as a vote "Against" the proposal. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	50,268,363	42,698	10,053
	99.90%	0.08%	0.02%
Broker Non-Votes: 0
Proposal No. 2 was approved.
Proposal 3: To approve, by a non-binding vote, the compensation of the Company's named executive officers, as set forth in the Company's definitive proxy statement. Votes "For" or "Against" affected the outcome with respect to Proposal 3, and abstentions were counted as a vote "Against" the proposal. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Non-binding vote on the compensation of the Company's named executive officers	49,008,446	985,388	327,280
	97.39%	1.96%	0.65%
Broker Non-Votes: 0
Proposal No. 3 was approved.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biohaven Pharmaceutical Holding Company Ltd.
	By:	/s/ Vlad Coric, M.D.
Date: April 30, 2020		Vlad Coric, M.D. Chief Executive Officer